UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 2 to 2020 Stock Incentive Plan

On November 16, 2022, the board of directors of Qualigen Therapeutics, Inc. (the “Company”) approved an amendment (the “Plan Amendment”) to the 2020 Stock Incentive Plan of Qualigen Therapeutics, Inc. (the “2020 Plan”), which will become effective November 23, 2022 at 12:01 a.m, Eastern Time in connection with the Reverse Stock Split (as defined below). The Plan Amendment ratably adjusted the aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”), issuable under the 2020 Plan to reflect the Reverse Stock Split. Equity and equity-based awards outstanding under the 2020 Plan will also be ratably adjusted to reflect the Reverse Stock Split.

The description of the Plan Amendment contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Amendment No. 1 to 2022 Employee Stock Purchase Plan

On November 16, 2022, the board of directors of the Company approved an amendment (the “ESPP Amendment”) to the 2022 Employee Stock Purchase Plan of Qualigen Therapeutics, Inc. (the “2022 ESPP”), which will become effective November 23, 2022 at 12:01 a.m, Eastern Time in connection with the Reverse Stock Split (as defined below). The ESPP Amendment ratably adjusted the aggregate number of shares of Common Stock issuable under the 2022 ESPP to reflect the Reverse Stock Split.

The description of the ESPP Amendment contained in this Item 5.02 is qualified in its entirety by reference to the full text of the ESPP Amendment, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2022, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding Common Stock, effective November 23, 2022 at 12:01 a.m., Eastern Time (the “Effective Time”).

The Reverse Stock Split was approved by the Company’s stockholders at the Company’s reconvened annual meeting of stockholders held on October 28, 2022, at a ratio of not less than 1-for-5 and not greater than 1-for-10, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the board of directors. On November 22, 2022, the Company announced that its board of directors had set a ratio of 1-for-10 for the Reverse Stock Split.

The Amendment provides that at the Effective Time, every 10 shares of the Company’s issued and outstanding Common Stock immediately prior to the Effective Time, will automatically be reclassified, without any action on the part of the holder thereof, into one share of Common Stock. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Equiniti Trust Company is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record who hold stock certificates regarding the exchange of certificates for Common Stock, should they wish to do so. Stockholders who hold their shares in brokerage accounts or “street name” are not required to take any action to effect the exchange of their shares.

Commencing on November 23, 2022, trading of the Company’s Common Stock will continue on the Nasdaq Capital Stock Market on a reverse stock split-adjusted basis. The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 74754R 202.

The foregoing description of the Amendment does not purpose to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The Company announced the matters described in Item 5.03 above in a press release entitled “Qualigen Therapeutics Announces 1-for-10 Reverse Stock Split” on November 22, 2022.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall the information in this Item 7.01 (including Exhibit 99.1 attached hereto) be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended.

10.1	Amendment No. 2 to the 2020 Stock Incentive Plan of Qualigen Therapeutics, Inc.

10.2	Amendment No. 1 to the 2022 Employee Stock Purchase Plan of Qualigen Therapeutics, Inc.

99.1	Press Release dated November 22, 2022, entitled “Qualigen Therapeutics Announces 1-for-10 Reverse Stock Split.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: November 22, 2022	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chief Executive Officer